VACU-DRY COMPANY

                      COMMISSION FILE NUMBER 01912

                    For the year ended June 30, 1997



Exhibit No. 23.(i)  Consent of Independent Public Accountants



                     CONSENT OF ARTHUR ANDERSEN LLP



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-70870.


ARTHUR ANDERSEN LLP

/s/ Arthur Andersen LLP
-----------------------
San Francisco, California
   September 29, 1997
                                     -33-
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